Exhibit 10.1

AMENDMENT NO 2. TO EQUITY DISTRIBUTION AGREEMENT

This AMENDMENT NO. 2 TO EQUITY DISTRIBUTION AGREEMENT (this “Amendment”) is entered into as of December 29, 2023, by and between Inpixon, a Nevada corporation (the “Company”), and Maxim Group LLC (the “Agent”). All capitalized terms used herein shall have the meanings set forth in the Equity Distribution Agreement (as defined below), unless otherwise indicated.

RECITALS

WHEREAS, the Company and the Agent are parties to that certain Equity Distribution Agreement, dated July 22, 2022 (as amended on June 13, 2023, the “Equity Distribution Agreement”); and

WHEREAS, the parties hereto desire to amend the Equity Distribution Agreement to extend the term of the Equity Distribution Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Section 7 of the Equity Distribution Agreement. The first sentence of Section 7 of the Equity Distribution Agreement is hereby amended and restated in its entirety as follows:

“The term of this Agreement shall begin on the date hereof, and shall continue until the earliest of (i) December 31, 2024, (ii) the sale of Shares having an aggregate offering price equal to the Offering Size, or (iii) the termination by either the Agent or the Company upon the provision of fifteen (15) days written notice.”

2. No Other Amendments. Unless expressly amended by this Amendment, the terms and provisions of the Equity Distribution Agreement shall remain in full force and effect.

3. Conflicting Terms. Wherever the terms and conditions of this Amendment and the terms and conditions of the Equity Distribution Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the Equity Distribution Agreement.

4. Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience and reference only and are not to be considered in construing this Amendment.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to principals of conflict of laws.

6. Counterparts. This Amendment may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

INPIXON

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	CEO

MAXIM GROUP LLC

By:	/s/ Clifford A. Teller
Name:	Clifford A. Teller
Title:	Co-President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE EQUITY DISTRIBUTION AGREEMENT]